UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported): August 9, 2012

Focus Gold Corporation

(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

388 Spadina Rd.
Toronto, Ontario Province
Canada M5P 2V9

(Current Address of Principal Executive Offices)

Phone number: (647) 348-4300

(Issuer Telephone Number)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 --     Corporate Governance and Management

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 9, 2012, Gordon F. Lee and Richard O. Weed were appointed to the Board of Directors to fill vacancies on the Company’s Board of Directors.

Gordon F. Lee, age 61, Board Member, has 30 years of direct experience in the securities and investment industries, as a private investment banker, securities adviser, corporate strategist, entrepreneur and significant investor, Lee has made his footprint over the landscape. The first eight years of his career were spent in the public sector of capital formation for oil and gas companies, focused on corporate securities matters, including advising small business clients, assisting companies with raising money, going public, closing various opportunities in structuring transactions such as mergers, acquisitions and joint ventures. After several years in the Canadian markets in the capacity of Chief Advisor, Corporate Finance, he became an investment banker and moved to the US. He is currently focused on public venture capital and investing in high growth companies in various industry sectors.  Mr. Lee holds the following academic credentials: BA, 1975, University of Ontario (Guelph); LLB, 1977, University of Toronto.  Mr. Lee is a Director and the Chief Executive Officer of Gold Crest Mines, Inc.

During the past ten years, Mr. Lee has not been involved in any legal proceedings that are material to an evaluation of his ability or integrity under Item 401(f) of Regulation S-K.

Richard O. Weed, age 50, Board Member, is partner in Weed & Co. LLP, a law firm that provides advice on capital formation and business strategy, including litigation.  Weed & Co. LLP will continue to perform legal services for the Company.  Mr. Weed owns a Stock Option that allows him to purchase 200,000 shares at $.50 per share on or before February 24, 2016.  Mr. Weed served as a Director of the Company from February 19, 2010 until December 18, 2011.  Mr. Weed was admitted to bar, 1987, Texas; 1993, California.  Education: University of Texas at Austin (B.B.A., 1984); St. Mary’s University School of Law (J.D., 1987): University of Southern California (M.B.A., 1992). Phi Delta Phi. Senior Associate Editor, St. Mary’s Law Journal, 1986-1987. Adjunct Professor of Law, Western State University College of Law, Irvine, California 1994-1996; Adjunct Professor of Business, DeVry Institute of Technology, Long Beach, California; 1997; Bankruptcy Litigation Attorney, Gibson, Dunn & Crutcher, Irvine, California 1993; Business Litigation Attorney with Foster, Lewis, Langley, Gardner & Banack, Inc., San Antonio, Texas 1987-1991.  Member: State Bar of California; State Bar of Texas; American Bar Association; Orange County Bar Association and Association for Corporate Growth.

During the past ten years, Mr. Weed has not been involved in any legal proceedings that are material to an evaluation of his ability or integrity under Item 401(f) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Focus Gold Corporation

Dated: August 15, 2012	By:	/s/ Grant R. White
Grant R. White
Chief Executive Officer